                                       EXHIBIT 1



                          ADVANTA Mortgage Loan Trust 1998-4A



                            Statement to Certificateholders



                          Original          Prior

                          Face              Principal

Class                     Value             Balance              Interest          Principal         Total

------------------------------------------------------------------------------------------------------------------


A                         650,000,000.00    300,996,530.08         703,499.75      8,289,310.11      8,992,809.86

A Certificate                          -                 -       2,255,655.21                 -      2,255,655.21



Totals                    650,000,000.00    300,996,530.08       2,959,154.96      8,289,310.11     11,248,465.07



                                                                 Current           Pass-Through

                          Realized          Deferred             Principal         Rates

Class                     Losses            Interest             Balance           Current           Next

-------------------------------------------------------------------------------------------------------------------

A                         -                 -                    292,707,219.97    2.550000%         2.540000%

A Certificate             -                 -                                 -           NA                NA



Totals                    -                 -                    292,707,219.97



                                            Prior                                                                      Current

                                            Principal                                                                  Principal

Class                     CUSIP             Balance              Interest          Principal         Total             Balance

------------------------------------------------------------------------------------------------------------------------------------

A                         00755WGC4         463.071585           1.082307          12.752785         13.835092         450.318800

A Certificate                                 0.000000           3.470239           0.000000          3.470239           0.000000



Delinquent Loan Information:

                                                                                   90+ Days          Loans             Loans

                                            30-59                60-89             excldg f/c,REO    in                in

                                            Days                 Days              & Bkrptcy         Bankruptcy        REO

------------------------------------------------------------------------------------------------------------------------------------

Trust A          Principal Balance          8,755,688.10         1,969,288.50      822,008.62        15,294,346.67     3,912,941.77

                 % of Pool Balance              2.77068%             0.62317%        0.26012%             4.83980%         1.23823%

                 Number of Loans                     144                   33              17                  250               67

                 % of Loans                     2.67559%             0.61315%        0.31587%             4.64511%         1.24489%



                                      Loans

                                      in

                                      Foreclosure

--------------------------------------------------

Trust A          Principal Balance    10,842,556.55

                 % of Pool Balance         3.43106%

                 Number of Loans                197

                 % of Loans                3.66035%



General Mortgage Loan Information:

                                                                                                                         Trust A

                                                                                                                      --------------

Beginning Aggregate Mortgage Loan Balance                                                                             325,742,749.88

Prefunding                                                                                                                      0.00

Principal Reduction                                                                                                     9,730,858.62

Ending Aggregate Mortgage Loan Balance                                                                                316,011,891.26



Beginning Aggregate Mortgage Loan Count                                                                                         5536

Ending Aggregate Mortgage Loan Count                                                                                            5382



Current Weighted Average Coupon Rate                                                                                       9.493591%

Next Weighted Average Coupon Rate                                                                                          9.494190%



Mortgage Loan Principal Reduction Information:

                                                                                                                         Trust A

                                                                                                                      --------------

Scheduled Principal                                                                                                       626,894.33

Curtailments                                                                                                              120,422.86

Prepayments                                                                                                             7,697,685.62

Repurchases                                                                                                                     0.00

Substitutions                                                                                                                   0.00

Liquidation Proceeds                                                                                                    1,285,855.81

Other Principal                                                                                                                 0.00



Less: Realized Losses                                                                                                     649,107.41



Total Principal Reduction                                                                                              10,379,966.03



Servicer Information:

                                                                                                                         Trust A

                                                                                                                      --------------

Accrued Servicing Fee for the Current Period                                                                              135,726.15

Less: Amounts to Cover Interest Shortfalls                                                                                  3,029.80

Less: Delinquent Service Fees                                                                                              39,029.41

Collected Servicing Fees for Current Period:                                                                               93,666.94



Advanced Principal                                                                                                               N/A

Advanced Interest                                                                                                         737,947.95



                                            Other                Scheduled         Interest          Available       Available Funds

                          Prepayment        Unscheduled          Principal         Carry             Funds Cap       Cap Carry

                          Principal         Principal            Distribution      Forward           Current         Forward

Class                     Distributed       Distributed          Amount            Amount            Amount          Amount

------------------------------------------------------------------------------------------------------------------------------------

Class A                   7,697,685.62      1,406,278.67         8,685,530.66       -                -               -

                                     -                 -                    -       -                -               -



Total                     7,697,685.62      1,406,278.67         8,685,530.66       -                -               -



                           Applied

                           Realized Loss

                           Amount

----------------------------------------

Class A                    -

                           -



Total                      -




                                                                     Prior                                                Current

                               Has a           Remaining             Over-           Accelerated          Extra             Over

                           Trigger Event      Pre-Funded           Collateral         Principal         Principal        Collateral

                              Occurred          Amount               Amount          Distributed       Distributed         Amount

------------------------------------------------------------------------------------------------------------------------------------


Trust A                          NO             0.00              24,746,219.80      (396,220.55)              0.00    23,304,671.29



                              Specified           Over-

                                Over-           Collateral

                              Collateral          Deficit

                                Amount            Amount

----------------------------------------------------------

Trust A                     23,700,891.84         0.00



Trust A Insured Payment                                                                                                         0.00

Pool Rolling six month delinquency rate                                                                                     5.078455

Pool Cumulative Realized Losses                                                                                        17,447,505.12

Book Value of REO loans                                                                                                 4,953,529.07

Cumulative Number of Mortgage loans repurchased to date                                                                           11

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                               60,804.39

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                           0.00

Unremibursed Delinquent/Servicing Advances still Outstanding                                                                    0.00



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                            1,800,000.01



Principal Collected:                                                                   8,445,002.81



Insurance Proceeds Received:                                                                   0.00



Net Liquidation Proceeds:                                                                636,748.40



Delinquency Advances on Mortgage Interest:                                               737,947.95



Delinquency Advances on Mortgage Principal                                                       NA



Repurchase and Substitution Amounts:                                                           0.00



Trust Termination Proceeds:                                                                    0.00



Investment Earnings on Note Account:                                                       3,341.33



Capitalized Interest Requirement:                                                              0.00



Capitalized Interest Fund Earnings                                                             0.00



Capitalized Interest Account                                                                   0.00



Investment Earnings on Pre-Funding Account                                                     0.00



Unreimbursed Delq/Servicing Advances Paid Back To CertificateHolders                              -



Sum of the Above Amounts:                                                                             11,623,040.50



LESS:



Servicing Fees (including PPIS):                                                          96,696.74



Non Recoverable Advance                                                                    8,592.39



Indenture Trustee Fees:                                                                    1,900.17



Owner Trustee Fees:                                                                          277.78



Insurance Premiums:                                                                       32,607.96



Reimbursement of Delinquency Advances/Servicing Advances                                  60,804.39



Trust A Crossover Amounts                                                                173,696.00



Total Reductions to Available Funds Amount:                                                              374,575.43



Total Available Funds:                                                                                                 11,248,465.07


                                    EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4B



                         Statement to Certificateholders



                          Original          Prior

                          Face              Principal

Class                     Value             Balance              Interest          Principal         Total

-------------------------------------------------------------------------------------------------------------------


B                         350,000,000.00    155,508,180.64         363,500.37      6,288,811.83      6,652,312.20

B Certificate                          -                 -         928,560.95                 -        928,560.95



Totals                    350,000,000.00    155,508,180.64       1,292,061.32      6,288,811.83      7,580,873.15



                                                                 Current           Pass-Through

                          Realized          Deferred             Principal         Rates

Class                     Losses            Interest             Balance           Current           Next

-------------------------------------------------------------------------------------------------------------------

B                         -                 -                    149,219,368.81    2.550000%         2.540000%

B Certificate             -                 -                                 -           NA                NA



Totals                    -                 -                    149,219,368.81



                                            Prior                                                                      Current

                                            Principal                                                                  Principal

Class                     CUSIP             Balance              Interest          Principal         Total             Balance

------------------------------------------------------------------------------------------------------------------------------------

B                         00755WGD2         444.309088           1.038572          17.968034         19.006606         426.341054

B Certificate                                 0.000000           1.428555           0.000000          1.428555           0.000000



Delinquent Loan Information:



                                                                                   90+ Days          Loans             Loans

                                            30-59                60-89             excldg f/c,REO    in                in

                                            Days                 Days              & Bkrptcy         Bankruptcy        REO

------------------------------------------------------------------------------------------------------------------------------------

Trust B         Principal Balance          3,382,814.09          755,140.54        422,829.40        8,629,900.70      2,824,185.18

                % of Pool Balance              2.09698%            0.46811%          0.26211%            5.34961%          1.75069%

                Number of Loans                      70                  16                 5                 135                41

                % of Loans                     3.03162%            0.69294%          0.21654%            5.84669%          1.77566%



                                    Loans

                                    in

                                    Foreclosure

------------------------------------------------

Trust B         Principal Balance   7,259,193.81

                % of Pool Balance       4.49992%

                Number of Loans              120

                % of Loans              5.19706%



General Mortgage Loan Information:

                                                                                                                         Trust B

                                                                                                                      --------------

Beginning Aggregate Mortgage Loan Balance                                                                             168,116,952.04

Subsequent Mortgage Loans Added This Period                                                                                     0.00

Principal Reduction                                                                                                     6,798,715.49

Ending Aggregate Mortgage Loan Balance                                                                                161,318,236.55



Beginning Aggregate Mortgage Loan Count                                                                                        2,386

Ending Aggregate Mortgage Loan Count                                                                                           2,309



Current Weighted Average Coupon Rate                                                                                       9.499550%

Next Weighted Average Coupon Rate                                                                                          9.496565%



Mortgage Loan Principal Reduction Information:

                                                                                                                         Trust B

                                                                                                                      --------------

Scheduled Principal                                                                                                       254,134.56

Curtailments                                                                                                              245,420.00

Prepayments                                                                                                             5,500,748.66

Repurchases                                                                                                                     0.00

Substitutions                                                                                                                   0.00

Liquidation Proceeds                                                                                                      798,412.27

Other Principal                                                                                                                 0.00



Less: Realized Losses                                                                                                     346,839.96



Total Principal Reduction                                                                                               7,145,555.45



Servicer Information:



                                                                                                                         Trust B

                                                                                                                      --------------

Accrued Servicing Fee for the Current Period                                                                               70,048.73

Less: Amounts to Cover Interest Shortfalls                                                                                  5,900.55

Less: Delinquent Service Fees                                                                                              20,209.35

Collected Servicing Fees for Current Period:                                                                               43,938.83



Advanced Principal                                                                                                               N/A

Advanced Interest                                                                                                         384,429.39




                                            Other                Scheduled         Interest          Available       Available Funds

                          Prepayment        Unscheduled          Principal         Carry             Funds Cap       Cap Carry

                          Principal         Principal            Distribution      Forward           Current         Forward

Class                     Distributed       Distributed          Amount            Amount            Amount          Amount

------------------------------------------------------------------------------------------------------------------------------------


Class B                   5,500,748.66      1,043,832.27         6,288,811.83      -                 -               -

                                     -                                      -      -                 -               -



Total                     5,500,748.66      1,043,832.27         6,288,811.83      -                 -               -



                           Unpaid

                           Realized Loss

                           Amount

----------------------------------------

Class B                    -

                           -



                               Has a           Remaining             Over-           Accelerated          Extra            Over

                           Trigger Event      Pre-Funded           Collateral         Principal         Principal       Collateral

                              Occurred          Amount               Amount          Distributed       Distributed        Amount

------------------------------------------------------------------------------------------------------------------------------------

Trust B                         NO               0.00             12,608,771.40         0.00              0.00         12,098,867.74



                             Specified           Over-

                               Over-           Collateral

                            Collateral          Deficit

                              Amount            Amount

----------------------------------------------------------

Trust B                    12,098,867.74         0.00



Trust B Insured Payment                                                                                                         0.00

Pool Rolling six month delinquency rate                                                                                     5.567465

Pool Cumulative Realized Losses                                                                                        10,809,471.42

Book Value of REO loans                                                                                                 3,500,953.24

Cumulative Number of Mortgage loans repurchased to date                                                                            8

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                               37,528.65

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                           0.00

Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                                    0.00



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                            926,224.10



Principal Collected:                                                                 6,000,303.22



Insurance Proceeds Received:                                                                    -



Net Liquidation Proceeds:                                                              451,572.31



Delinquency Advances on Mortgage Interest:                                             384,429.39



Delinquency Advances on Mortgage Principal                                                     NA



Repurchase and Substitution Amounts:                                                            -



Trust Termination Proceeds:                                                                     -



Investment Earnings on Note Account:                                                     2,237.38



Capitalized Interest Requirement:                                                            0.00



Capitalized Interest Account  Earnings                                                       0.00



Capitalized Interest Account                                                                 0.00



Reversal of Realized Loss Amount                                                                -



Unreimbursed Delq/Servicing Advances Paid Back To Certificateholders                         0.00



Sum of the Above Amounts:                                                                             7,764,766.40



LESS:



Servicing Fees (including PPIS):                                                        49,839.38



Non-Recoverable Advance                                                                  5,979.37



Indenture Trustee Fees:                                                                    980.68



Owner Trustee Fees:                                                                        277.78



Insurance Premiums:                                                                     16,846.72



Reimbursement of Delinquency Advances/Servicing Advances                                37,528.65



Trust B Crossover Amounts                                                               72,440.67



Total Reductions to Available Funds Amount:                                                             183,893.25



Total Available Funds:                                                                                                  7,580,873.15


                                      EXHIBIT 1



                          ADVANTA Mortgage Loan Trust 1998-4C



                            Statement to Certificateholders



                          Original          Prior

                          Face              Principal

Class                     Value             Balance              Interest          Principal         Total

-------------------------------------------------------------------------------------------------------------------


C                         100,000,000.00     28,747,235.20       63,243.92         1,269,549.24      1,332,793.16

C Certificate                          -                 -               -                    -                 -



Totals                    100,000,000.00     28,747,235.20       63,243.92         1,269,549.24      1,332,793.16



                                                                 Current           Pass-Through

                          Realized          Deferred             Principal         Rates

Class                     Losses            Interest             Balance           Current           Next

-------------------------------------------------------------------------------------------------------------------

C                         -                 -                    27,477,685.96     2.400000%         2.390000%

C Certificate             -                 -                                -            NA                NA



Totals                    -                 -                    27,477,685.96



                                            Prior                                                                      Current

                                            Principal                                                                  Principal

Class                     CUSIP             Balance              Interest          Principal         Total             Balance

------------------------------------------------------------------------------------------------------------------------------------

C                         00755WGE0         287.472352           0.632439          12.695492         13.327931         274.776860

C Certificate                                 0.000000           0.000000           0.000000          0.000000           0.000000



Delinquent Loan Information:



                                                                                   90+ Days          Loans             Loans

                                            30-59                60-89             excldg f/c,REO    in                in

                                            Days                 Days              & Bkrptcy         Bankruptcy        REO

------------------------------------------------------------------------------------------------------------------------------------

Trust C         Principal Balance           874,295.41           255,720.38        108,190.29        2,815,267.80      853,067.67

                % of Pool Balance             2.77574%             0.81187%          0.34349%            8.93801%        2.70836%

                Number of Loans                     10                    3                 2                  31              11

                % of Loans                    2.58398%             0.77519%          0.51680%            8.01034%        2.84238%



                                    Loans

                                    in

                                    Foreclosure

------------------------------------------------

Trust C         Principal Balance   2,629,577.53

                % of Pool Balance       8.34848%

                Number of Loans               31

                % of Loans              8.01034%



General Mortgage Loan Information:

                                                                                                                          Trust C

                                                                                                                       -------------

Beginning Aggregate Mortgage Loan Balance                                                                              32,450,616.48

Prefunding                                                                                                                       N/A

Principal Reduction                                                                                                       952,920.03

Ending Aggregate Mortgage Loan Balance                                                                                 31,497,696.45



Beginning Aggregate Mortgage Loan Count                                                                                          399

Ending Aggregate Mortgage Loan Count                                                                                             387



Current Weighted Average Coupon Rate                                                                                       9.479231%

Next Weighted Average Coupon Rate                                                                                          9.480041%



Mortgage Loan Principal Reduction Information:

                                                                                                                          Trust C

                                                                                                                       -------------

Scheduled Principal                                                                                                        19,089.23

Curtailments                                                                                                                1,708.29

Prepayments                                                                                                               827,117.08

Repurchases                                                                                                                     0.00

Substitutions                                                                                                                   0.00

Liquidation Proceeds                                                                                                      105,005.43

Other Principal                                                                                                                 0.00



Less: Realized Losses                                                                                                     104,122.42



Total Principal Reduction                                                                                               1,057,042.45



Servicer Information:

                                                                                                                          Trust C

                                                                                                                       -------------

Accrued Servicing Fee for the Current Period                                                                               13,521.09

Less: Amounts to Cover Interest Shortfalls                                                                                      0.00



Less: Delinquent Service Fees                                                                                               5,405.12

Collected Servicing Fees for Current Period:                                                                                8,115.97



Advanced Principal                                                                                                               N/A

Advanced Interest                                                                                                          98,622.05




                                            Other                Scheduled         Interest          Available       Available Funds

                          Prepayment        Unscheduled          Principal         Carry             Funds Cap       Cap Carry

                          Principal         Principal            Distribution      Forward           Current         Forward

Class                     Distributed       Distributed          Amount            Amount            Amount          Amount

------------------------------------------------------------------------------------------------------------------------------------


Class C                    827,117.08       106,713.72           848,797.61        -                 -               -

                                    -                -                    -        -                 -               -



                           Unpaid

                           Realized Loss

                           Amount

-----------------------------------------

Class C                    -

                           -



                                                                     Prior                                                Current

                               Has a                                 Over-           Accelerated         Amounts           Over

                           Trigger Event                           Collateral         Principal       From Reserve      Collateral

                              Occurred                               Amount          Distributed          Fund            Amount

------------------------------------------------------------------------------------------------------------------------------------

Trust C                         NO                                 3,703,381.28        174,614.96       246,136.67      4,020,010.49





                            Specified            Over-

                              Over-           Collateral

                            Collateral          Deficit

                              Amount            Amount

--------------------------------------------------------

Trust C                    4,020,010.49          0.00



Trust C Insured Payment                                                                                                         0.00

Pool Rolling six month delinquency rate                                                                                    10.215162

Pool Cumulative Realized Losses                                                                                         2,866,343.04

Book Value of REO loans                                                                                                 1,079,679.98

Cumulative Number of Mortgage loans repurchased to date                                                                            3

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                                    0.00

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                           0.00

Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                               31,258.40



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                            152,311.92



Principal Collected:                                                                   847,914.60



Insurance Proceeds Received:                                                                    -



Net Liquidation Proceeds:                                                                  883.01



Delinquency Advances on Mortgage Interest:                                              98,622.05



Delinquency Advances on Mortgage Principal                                                     NA



Repurchase and Substitution Amounts:                                                            -



Trust Termination Proceeds:                                                                     -



Investment Earnings on Note Account:                                                       317.92



Unreimbursed Delq/Servicing Advances Paid Back to CertificateHolders                            -



Trust A & B Crossover Amounts                                                           246136.67



Sum of the Above Amounts:                                                                            1,346,186.17



LESS:



Servicing Fees (including PPIS):                                                         8,115.97



Non-Recoverable Advance                                                                  1,096.78



Indenture Trustee Fees:                                                                    189.30



Owner Trustee Fees:                                                                        277.78



Insurance Premiums:                                                                      3,713.18



Reimbursement of Delinquency Advances/Servicing Advances                                        -



Total Reductions to Available Funds Amount:                                                             13,393.01



Total Available Funds:                                                                                                  1,332,793.16
